UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Dryden California Municipal Fund

Exact name of registrant as specified in charter

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2008

Date of reporting period: 8/31/2008

Item 1 – Reports to Stockholders

AUGUST 31, 2008	ANNUAL REPORT

Dryden California Municipal Fund/California Income Series

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden California Municipal Fund/California Income Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Income Series

Dryden California Municipal Fund/California Income Series	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden California Municipal Fund/California Income Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses apply to: Class A, 0.87%; Class B, 1.12%; Class C, 1.37%; Class Z, 0.62%, after contractual reduction through 12/31/2009.

Cumulative Total Returns as of 8/31/08
	One Year	Five Years	Ten Years
Class A	3.31%	22.30%	50.92%
Class B	3.06	20.78	47.14
Class C	2.82	19.31	43.55
Class Z	3.49	23.87	54.69
Lehman Brothers Municipal Bond Index[1]	4.48	24.21	60.94
Lipper California (CA) Muni Debt Funds Avg.[2]	1.25	19.78	45.75

Average Annual Total Returns[3] as of 9/30/08
	One Year	Five Years	Ten Years
Class A	–6.71%	1.66%	3.11%
Class B	–7.69	2.07	3.27
Class C	–4.22	1.98	3.02
Class Z	–2.55	2.77	3.80
Lehman Brothers Municipal Bond Index[1]	–1.87	2.84	4.24
Lipper California (CA) Muni Debt Funds Avg.[2]	–5.71	1.91	3.07

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Distributions and Yields as of 8/31/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[4] at Tax Rates of
			33%	35%
Class A	$0.53	3.35%	5.51%	5.68%
Class B	$0.50	3.24	5.33	5.50
Class C	$0.48	2.98	4.90	5.05
Class Z	$0.56	3.73	6.14	6.33

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

4Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden California Municipal Fund/California Income Series	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/08
So. California Pub. Pwr. Auth., Palo Verde Proj., 7/01/16, 6.698%	5.4%
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev., 2/14/11, 6.20%	4.3
California St. Pub. Wks. Brd., Mental Hlth. Coalinga, Ser. A, 6/01/18, 5.50%	2.8
So. California Pub. Pwr. Auth., PNC GIC Pwr. Proj., 7/01/10, 6.75%	2.5
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll Rd., Ser. A, 1/01/13, 7.15%	2.3

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 8/31/08
Aaa	13.0%
Aa	27.0
A	35.8
Baa	8.8
Not Rated	14.5
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The California Income Series’ Class A shares posted a 3.31% total return for the year ended August 31, 2008, lagging the 4.48% total return of the Lehman Brothers Municipal Bond Index (the Index) but outperforming the 1.25% total return of the Lipper California Municipal Debt Funds Average.

How is the Fund managed?

The Fund is managed by Prudential Fixed Income Management, which employs a team-based approach in which research plays a crucial role. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in the major bond markets, and the yield curve. The latter is a single-line graph that depicts yields on bonds of the same credit quality from the shortest to the longest maturities.

The quarterly market outlook helps set broad investment strategies for the Series, which invests primarily in bonds of California issuers rated investment grade and unrated municipal bonds that Prudential Fixed Income Management believes are comparable in quality. The Series can also invest up to 30% of its assets in municipal bonds of below investment-grade quality, though its exposure is usually far less than this amount. In deciding which bonds to buy and sell, portfolio managers work closely with a team of five credit research analysts, four of whom have more than 15 years of experience analyzing tax-exempt debt securities.

What were conditions like in the municipal bond market?

The tax-exempt bond arena faced challenges of historic proportions as a crisis in credit markets in the United States spread to financial markets around the world. Early in the reporting period, the Federal Reserve (the Fed) tried to prevent a rising tide of delinquencies and foreclosures on subprime mortgages from engulfing the broader U.S. economy. The Fed reduced its target for the federal funds rate charged on overnight loans between banks to 4.75% from 5.25% in September 2007. It hoped that lower borrowing costs would encourage companies to continue to expand their businesses and consumers to spend freely for goods and services. Initially, the rate cut buoyed financial markets, helping municipal bonds post a considerable gain for that month.

However, it became increasingly clear that more aggressive, inventive measures were needed to support the economy and ease stresses in the credit markets. Wall Street investment banks and commercial banks were forced to write down billions of dollars of debt securities linked to subprime mortgages. MBIA Inc., Ambac Financial Group Inc., and other firms that insure about half of all outstanding municipal bonds faced huge potential losses from guaranteeing subprime mortgage-related debt securities. Commercial banks were reluctant to lend money to each other, businesses, and

Dryden California Municipal Fund/California Income Series	5

Strategy and Performance Overview (continued)

consumers. The U.S. economy shed thousands of jobs, housing prices continued to fall, and the inventory of houses for sale climbed.

A concerned Fed acted decisively. It repeatedly eased monetary policy, pushing down its target for the federal funds rate to 2.00%. In addition, the Fed allowed Wall Street investment banks to borrow money from its discount window on much the same terms as commercial banks. It also helped facilitate JP Morgan Chase & Co.’s hurried acquisition of Bear Stearns Cos. at a deep discount before the latter slid into bankruptcy.

As the credit crisis worsened, investors continued to seek safe haven in U.S. Treasury securities, which are rated AAA because the federal government backs their interest and principal payments. This flight to quality enabled the Treasury market to substantially outperform the municipal bond market, which had to contend with the failure of its auction-rate securities arena. Rates on these debt securities that financed student loans, hospital projects, and other endeavors were reset at auctions held every week or so. A lack of bidders for these securities, many of which were backed by municipal bond insurers, caused the majority of auctions to fail in early 2008 and the market for them collapsed.

How did the California municipal bond market perform?

The California municipal bond market underperformed the broader municipal bond market for the reporting period. This was one of the major reasons that the Fund, which invests primarily in bonds of California issuers, underperformed the Index, a barometer of the broader municipal bond market.

California was among the states hardest hit by the credit crisis. The enormity of the subprime mortgage problem in California and its negative effect on the economy made it even more difficult for California lawmakers to pass the state budget for the 2009 fiscal year that began July 1, 2008. However, shortly after the reporting period ended, the governor and the Legislature agreed to a budget for the current fiscal year that closed a multi-billion dollar deficit through, among other measures, reductions in expenditures and acceleration of tax payments that normally would have been collected in Fiscal Year 2010. (Unfortunately, this will create a deficit in the budget for that fiscal year.)

As part of the 2009 budget agreement, certain changes are expected to take place going forward. One relates to creating stricter controls over drawing upon the “rainy day fund” (revenue stabilization fund). The other change provides for enhancements to the California Lottery such as increasing prize payouts and a corresponding issuance of bonds against future lottery revenues. These changes will require voter approval.

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How was the Fund affected by its yield curve strategy?

The Fund was positioned to take advantage of changes in the slope of the municipal bond yield curve, which became much steeper during the reporting period. As the Fed repeatedly cut short-term rates, yields on shorter-term municipal bonds declined sharply because they are more sensitive to changes in monetary policy, while long-term municipal bond yields moved higher. Since bond prices move inversely to yields, shorter-term municipal bond prices increased, but long-term municipal bond prices fell. Anticipating these developments, Prudential Fixed Income Management employed a “yield curve steepener” strategy emphasizing the shorter end of the municipal bond yield curve. This benefited the Fund’s performance.

One of the ways the Fund focused on the shorter end of the yield curve was through its considerable holdings of pre-refunded bonds. The maturity of pre-refunded bonds is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these securities pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce the issuer’s costs, and the pre-refunded bonds often become rated triple-A. In the risk-averse environment, pre-refunded bonds performed better than the broader municipal bond market. The Fund benefited during the reporting period when several of its positions were pre-refunded such as Vallejo, California Certificates of Participation issued for Touro University. The bonds, which are not rated, will be retired on June 1, 2009, well ahead of the original maturity date of June 1, 2029.

How did special tax/assessment district bonds perform?

Special tax/assessment district bonds remained the Fund’s largest sector concentration and an overweight exposure compared to the Index. These bonds are used to help finance the development of public infrastructure for residential communities in California where special taxes levied on parcels of land pay interest and principal on the bonds.

The Fund benefited from favorable security selection among special tax/assessment district bonds. It emphasized bonds of well-established districts and avoided districts in the early stages of development. In this way, the Fund was able to avoid some of the fallout from the weak real estate market.

How did the Fund’s healthcare bonds perform?

The Fund benefited from having a smaller exposure to the healthcare sector than the Index. Some healthcare issuers that could no longer raise money via auction rate

Dryden California Municipal Fund/California Income Series	7

Strategy and Performance Overview (continued)

securities began to finance their projects by selling long-term municipal bonds. Therefore, the sector came under pressure as it had to absorb a flood of new long-term bonds during the reporting period.

Among the Fund’s holdings were bonds of Valley Health System that declined in value as the hospital district in Hemet, California, filed for bankruptcy after failing to get voter approval for its sale to a for-profit hospital development firm. A settlement was reached in May 2008 that allowed Valley Health System to sell its Moreno Valley Community Hospital to Kaiser Permanente. Some of the proceeds from the sale were used to redeem at par the majority of the bonds held by the Fund.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2008, at the beginning of the period, and held through the six-month period ended August 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden California Municipal Fund/California Income Series	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Income Series		Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,045.90	0.87%	$4.47
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

Class B	Actual	$1,000.00	$1,044.60	1.12%	$5.76
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

Class C	Actual	$1,000.00	$1,043.40	1.37%	$7.04
	Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95

Class Z	Actual	$1,000.00	$1,047.30	0.62%	$3.19
	Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2008

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	Baa1	5.375%	3/01/21	$1,665	$1,666,166
Bay Area Toll Auth. CA	Aa3	5.00	4/01/39	1,500	1,517,595
Bay Area Toll Auth. Toll Brdg. Rev., San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	2,000	2,022,560
Berkeley Uni. Sch. Dist. Election of 2000, F.G.I.C., G.O.	A+(c)	5.00	8/01/31	1,645	1,625,030
California County Tobacco Securitization Agcy. Rev., Convertible, C.A.B.S. (Converts to 5.25% on 12/01/10)	Baa3	5.25(h)	6/01/21	1,000	763,380
California Ed. Facs. Auth. Rev., Rfdg., Stanford Univ., Ser. R	Aaa	5.00	11/01/21	3,700	3,836,937
California Health Facs. Fin. Auth. Scripps Hlth., Ser. A	A1	5.00	10/01/22	500	497,630
California Hlth. Facs. Fin. Auth., Rev., Rfdg. Cedars Sinai Med. Ctr.	A2	5.00	11/15/21	2,000	2,009,460
California Hsg. Fin. Agy. Rev., Home Mtge.-83, Ser. A, C.A.B.S.	Aa2	7.80(h)	2/01/15	6,660	4,070,192
California Infrastructure & Econ. Dev. Rev., Scripps Research Inst., Ser. A	Aa3	5.75	7/01/30	1,500	1,505,310
California Infrastructure & Econ. Dev. Bk. Rev. & Econ. Dev. Walt Dis. Fam. Musm., Walt & Lilly Disney	A1	5.25	2/01/38	2,000	1,970,440
California Municipal Fin. Auth. Ed. Rev. Amern. Heritage Ed. Foundation Proj., Ser. A	BBB-(c)	5.25	6/01/26	1,100	1,003,805
California Poll. Ctrl. Fin. Auth. Sld. Pacific Gas-D-Rmkt. Rfdg., A.M.T., F.G.I.C.	A3	4.75	12/01/23	2,500	2,158,775
Wste. Disp. Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(c)	5.00	7/01/27	500	404,245

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	11

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	AAA(c)	6.00%	12/01/31	$75	$76,925
California St. Dept. Wtr. Res. Pwr. Rev., Ser. A	Aa3	5.00	5/01/17	3,320	3,489,586
Central VY Proj., Ser. A	Aa2	5.00	12/01/29	2,000	2,070,140
California St. G.O.	A1	5.00	8/01/34	1,000	982,420
Var. Purp. G.O.	A1	5.50	3/01/26	1,000	1,056,050
G.O. (Pre-refunded date 4/01/14)(e)	A1	5.50	4/01/30	225	255,411
G.O. Unrefunded balance	A1	5.50	4/01/30	5	5,114
California St. Pub. Wks. Brd., Lease Rev., Dept. General Service, Ser. J	A2	5.25	6/01/28	750	756,788
Mental Hlth. Coalinga, Ser. A	A2	5.50	6/01/18	5,970	6,419,243
California Statewide Cmntys. Dev. Auth. Rev., Irvine LLC, UCI East Rfdg.	Baa2	5.00	5/15/32	2,000	1,773,920
St. Joseph. Ser. F Rmkt. F.S.A.	Aaa	5.25	7/01/21	2,500	2,651,675
Kaiser, Ser. C	A+(c)	5.25	8/01/31	1,000	993,890
Drew Sch.	NR	5.30	10/01/37	1,000	810,880
Windrush Sch.	NR	5.50	7/01/37	1,000	836,520
California Statewide Cmntys. Dev. Auth. Spl. Tax No. 97-1, C.A.B.S.	NR	7.25(h)	9/01/22	4,440	2,021,665
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	Aa3	5.00	4/01/30	1,445	1,422,429
Chula Vista Dev. Agcy. Rev., Rfdg. Tax Alloc. Sub. Bayfront, Ser. B	NR	5.25	10/01/27	1,540	1,408,053
Chula Vista Ind. Dev. Rev., San Diego Gas, A.M.T.	A1	5.00	12/01/27	1,000	930,880
Colton Joint Unified School Dist. G.O., F.G.I.C.	A2	5.25	2/01/21	1,830	1,943,314
Coronado Cmnty. Dev. Agcy. Tax Alloc., Dev. Proj., A.M.B.A.C.	AA(c)	5.00	9/01/24	2,000	2,029,500
Corona-Norco Uni. Sch. Dist. Spec. Tax, Cmnty. Facs. Dist. No. 98-1, M.B.I.A.	A2	5.00	9/01/22	1,060	1,090,687

See Notes to Financial Statements.

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Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

El Dorado Cnty., Spec. Tax, Cmnty. Facs., Dist. No. 92-1	NR	6.125%	9/01/16	$1,000	$1,019,280
Cmnty. Facs., Dist. No. 92-1	NR	6.25	9/01/29	475	478,738
Elsinore Valley Municipal Water Dist. C.O.P., B.H.A.C.	Aaa	5.00	7/01/29	2,500	2,552,450
Folsom Spec. Tax, Cmnty. Facs., Dist. No. 7, Broadstone	NR	6.00	9/01/24	2,450	2,415,333
Dist. No. 10 (Pre-refunded date 9/01/09)(e)	NR	6.875	9/01/19	770	823,222
Dist. No. 10 Unrefunded Balance	NR	6.875	9/01/19	1,230	1,263,259
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll Rd., Convertible C.A.B.S. (converts to 5.875% on 7/15/09)	Baa3	7.591(h)	1/15/28	2,890	2,696,139
Ser. A (Pre-refunded Date 1/01/10)(e)	Aaa	7.15	1/01/13	4,750	5,172,465
Fresno CA Sewer Rev., A.G.C.	Aaa	5.00	9/01/33	2,000	2,015,660
Galt Jt. Un. High Sch. Dist. Election 2005, Ser. B, F.G.I.C., G.O.	A+(c)	5.00	8/01/31	1,310	1,294,097
Glendale Redev. Agcy. Tax Alloc., Central Glendale Redev. Proj., M.B.I.A.	A2	5.25	12/01/19	3,275	3,402,987
Golden St. Tobacco Securitization Corp. California Tobacco Settlement Rev.,
Asset-Bkd., Ser. A, Convertible C.A.B.S., A.M.B.A.C. (converts to 4.60% on 6/01/10)	Aa3	4.625(h)	6/01/23	3,000	2,552,670
Asset-Bkd, Sr. Ser. A-1	Baa3	5.75	6/01/47	2,000	1,667,420
Ser. 2003-A-1 (Pre-refunded date 6/01/13)(e)	Aaa	6.75	6/01/39	2,700	3,120,849
Golden West Sch. Fin. Auth., Rev., Rfdg. Ser. A., C.A.B.S., M.B.I.A.	A2	6.11(h)	2/01/19	2,110	1,286,889
La Mesa-Spring Valley Sch. Dist., G.O., Election of 2002, Ser. B, C.A.B.S., F.G.I.C.	A1	5.029(h)	8/01/23	2,000	916,280

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	13

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

La Quinta Redev. Agcy. Tax Alloc., M.B.I.A. Rfdg. Proj. Area No. 1	A2	7.30%	9/01/11	$1,000	$1,119,650
Lincoln Impvt. Bond Act of 1915, Pub. Rev., Fin. Auth., Twelve Bridges	NR	6.20	9/02/25	2,535	2,556,370
Long Beach Hbr. Rev., Rfdg., Ser. A, A.M.T., F.G.I.C.	Aa2	6.00	5/15/19	3,000	3,246,990
Long Beach Redev. Agcy., Dist. No. 3, Spec. Tax Rev. Pine Ave.	NR	6.375	9/01/23	3,000	3,032,160
Los Angeles Cnty., Correctional Facs. Proj., C.O.P., M.B.I.A., E.T.M., C.A.B.S.(e)	A2	6.599(h)	9/01/10	3,770	3,585,345
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.	NR	6.50	6/01/21	1,500	1,501,725
Metro. Wtr. Dist. Of Southern California Waterworks Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa2	5.75	8/10/18	2,000	2,220,160
Unrefunded Balance, Ser. A	Aa2	5.75	7/01/21	2,240	2,555,370
Natomas Uni. Sch. Dist., Election 2002, Ser. B, G.O., F.G.I.C.	A(c)	5.00	9/01/27	1,555	1,547,443
Norco Spec. Tax Cmnty. Facs., Dist. No. 97-1 (Pre-refunded Date 10/01/10)(e)	NR	7.10	10/01/30	1,320	1,477,753
Ontario Special Assessment Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.00	9/02/11	385	403,068
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev., Linked, S.A.V.R.S. & R.I.B.S., A.M.B.A.C., T.C.R.S.(f)	Aa3	6.20	2/14/11	9,000	9,679,949
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev., Spec. Tax Rev., Linked, S.A.V.R.S., R.I.B.S.(g)	Aa2	8.615(d)	2/14/11	1,500	1,726,650
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR	6.25	9/01/23	2,000	2,020,880

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, M.B.I.A.	A2	5.50%	5/01/29	$1,500	$1,612,035
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty.
Ser. B, F.S.A. (Pre-refunded Date 8/01/13)(e)	Aaa	5.80	8/01/34	2,700	3,130,083
Dev. Proj., A.M.B.A.C., C.A.B.S.	Aa3	6.199(h)	8/01/26	1,375	509,218
Port Oakland Rfdg., Inter. Lien, Ser. A, M.B.I.A., A.M.T.	A2	5.00	11/01/29	3,000	2,757,240
Ser. F, F.G.I.C., A.M.T.	A1	5.75	11/01/16	3,300	3,337,389
Poway Cmnty., Facs., Dist. No. 88-1, Pkwy. Bus. Ctr.	NR	6.75	8/15/15	1,000	1,021,280
Puerto Rico Comnwlth. Govt. Dev. Bk.,
Ser. C, G.O., A.M.T.	Baa3	5.25	1/01/15	1,000	1,020,990
Pub. Impt. Ser. A, G.O.,	Baa3	5.25	7/01/30	430	428,306
Hwy. & Trans. Auth. Rev., Ser. G, F.G.I.C.	Baa3	5.25	7/01/17	1,260	1,294,259
Puerto Rico Electric Pwr. Auth., Ser. WW	A3	5.25	7/01/33	500	495,850
Puerto Rico Electric Pwr. Auth. Pwr. Ser. TT	A3	5.00	7/01/22	750	742,568
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Govt. Facs., Ser. N, Rfdg., Comwlth. Gtd.	Baa3	5.50	7/01/19	2,500	2,567,575
Rancho Mirage Jt. Pwrs. Fing. Auth. Rev., Eisenhower Med. Ctr., Ser. A	A3	5.00	7/01/47	2,500	2,228,450
Redding Elec. Sys. Rev., C.O.P., Linked S.A.V.R.S.& R.I.B.S.,
M.B.I.A. Partial E.T.M.(e)	A2	6.368	7/01/22	100	118,853
M.B.I.A., E.T.M.(e)(g)	A2	9.524(d)	7/01/22	2,790	3,841,997
Redondo Beach Unified School Dist.	AA-(c)	4.75	8/01/33	2,500	2,411,400
Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs., Dist. No. 7, Ser. A (Pre-refunded Date 9/01/10)(e)	NR	6.90	9/01/20	1,320	1,469,675

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	15

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs., Dist. No. 7, Victoria Ser. A (Pre-refunded Date 9/01/10)(e)	NR	7.00%	9/01/30	$1,000	$1,115,260
Rocklin Uni. Sch. Dist., Ser. C, G.O., C.A.B.S., M.B.I.A.	A2	6.299(h)	8/01/16	1,400	995,946
Sacramento City Fin. Auth., Ser. B, C.A.B.S., M.B.I.A.	A2	6.149(h)	11/01/17	5,695	3,754,941
Sacramento City Fin. Auth., Tax Alloc. Comb. Proj.,
Ser. B, C.A.B.S., M.B.I.A.	A2	6.308(h)	11/01/16	5,700	3,981,222
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var-Regl., Ser. B, F.G.I.C., Fltg.	Aa3	2.327(d)	12/01/35	1,000	780,250
Sacramento Mun. Utility Dist. Elec. Rev., Ser. N, M.B.I.A.	A1	5.00	8/15/28	2,500	2,481,225
San Diego Redev., Agcy., Tax Alloc., North Bay Redev.	Baa1	5.875	9/01/29	3,000	3,021,090
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, G.O., M.B.I.A.	Aa2	6.00	7/01/19	1,000	1,170,120
San Diego. Cnty. Calif. Wtr. Auth. Wtr. Rev. C.O.P., Ser. 2008 A, F.S.A.	Aaa	5.00	5/01/38	2,500	2,520,825
San Francisco City & Cnty. Arpts. Commn. Intl. Arpt. Second. Ser. 34E, Rfdg., F.S.A., A.M.T.	Aaa	5.75	5/01/21	1,500	1,572,420
San Francisco City & Cnty., Redev. Agcy. Lease Rev., George R. Moscone, C.A.B.S.	A1	7.003(h)	7/01/09	2,000	1,962,320
San Joaquin Hills Trans. Corridor Agcy., Toll Rd. Rev., Jr. Lien, C.A.B.S., E.T.M.(e)	Aaa	8.744(h)	1/01/11	2,000	1,874,060
San Jose CA Library & Parks Proj.	Aa1	5.00	9/01/33	2,200	2,231,878
San Jose Evergreen Cmnty. College Dist. Election 2004, Ser. B, C.A.B.S., F.S.A., G.O.	Aaa	4.120(h)	9/01/17	1,000	680,640
San Leandro Cmnty. Facs., Spec. Tax, Dist. No. 1	NR	6.50	9/01/25	2,160	2,175,660

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Santa Margarita Wtr. Dist. Spl. Tax Fac. Dist. 99-1 Escrow (Pre-refunded Date 9/01/09)(e)	NR	6.25%	9/01/29	$1,960	$2,082,010
Santa Margarita, Dana Point Auth., Impv. Rev., Dists., 3-3A-4 & 4A, Ser. B, M.B.I.A.	A2	7.25	8/01/14	2,000	2,425,960
Santa Maria Joint Union H.S. Dist., Election of 2004, C.A.B.S., G.O., F.G.I.C.	A2	4.98(h)	8/01/29	1,250	390,025
Santa Monica Cmnty. College Dist. Election 2002, Ser. A, F.G.I.C., G.O. C.A.B.S.	Aa2	5.129(h)	8/01/28	1,055	362,266
So. California Pub. Pwr. Auth.,
PNC GIC Pwr. Proj.(f)	A2	6.75	7/01/10	5,265	5,690,254
PNC GIC Proj. Rev.	A2	6.75	7/01/13	1,000	1,167,190
Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M.,
Rfdg., C.A.B.S.(e)	Aa3	6.698(h)	7/01/16	16,325	12,134,861
California St., Various Purp., G.O.	A1	5.00	3/01/27	2,000	2,013,680
Sulphur Springs Uni. Sch. Dist., Ser. A, G.O., M.B.I.A., C.A.B.S.	A2	6.367(h)	9/01/11	3,000	2,726,970
Tobacco Securization Auth. Northn. Calif. Rev., Asset-backed Tobacco Settlement, Ser. A	Baa3	5.50	6/01/45	2,000	1,584,820
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A1	6.00	6/01/22	2,000	2,083,640
University of CA Rev., Unrefunded, Bal.-UCLA Med., Ctr., Ser. A, A.M.B.A.C.	Aa3	5.25	5/15/30	1,000	1,013,230
Vallejo, Touro Univ., C.O.P. (Pre-refunded Date 6/01/09)(e)	NR	7.375	6/01/29	2,500	2,649,600
Valley Hlth. Sys., Hosp. Rev., Impvt. Proj., Ser. A(g)	C	6.50	5/15/25	130	108,550

Total long-term investments (cost $213,814,145)					223,165,947

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	17

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Rating†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 0.1%
California Hsg. Fin. Agy. Rev. Home Mtge., Ser. 2002-U, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	2.94%	9/01/08	$100	$100,000
California Hsg. Fin. Agy. Var. Amt. Home Mtg. Ser.-U, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	2.94	9/01/08	100	100,000

Total short-term investments (cost $200,000)					200,000

Total Investments 99.1% (cost $214,014,145; Note 5)					223,365,947
Other assets in excess of liabilities(i) 0.9%					1,936,177

Net Assets 100.0%					$225,302,124

*	The ratings reflected are as of August 31, 2008. Ratings of certain bonds may have changed subsequent to that date.
†	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	The following abbreviations are used in the portfolio descriptions:

A.G.C.—Assorted Guarantee Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

B.H.A.C.—Berkshire Hathaway Assurance Corp.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Note(b)

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

I.D.B.—Industrial Development Bond

M.B.I.A.—Municipal Bond Insurance Corporation.

P.C.R.—Pollution Control Revenue.

R.I.B.S.—Residual Interest Bearing Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

T.C.R.S.—Transferable Custodial Receipts.

NR—Not Rated by Moody’s or Standard & Poor’s.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

(c)	Standard & Poor’s rating.
(d)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2008.
(e)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Indicates a security that has been deemed illiquid.
(h)	Represents a zero coupon bond or step bond. Rate shown reflects the effective yield at the time of purchase.
(i)	Other assets in excess of liabilities include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2008	Unrealized Appreciation (Depreciation)
	Long Positions:
75	U.S. Treasury 5 Yr. Notes	Sept. 2008	$8,331,528	$8,433,984	$102,456
25	U.S. Treasury Bond	Sept. 2008	2,823,411	2,954,687	131,276
35	U.S. Treasury Bond	Dec. 2008	4,127,235	4,105,938	(21,297)

					212,435
	Short Position:
39	U.S. Treasury 10 Yr. Notes	Dec. 2008	4,489,183	4,504,500	(15,317)

					$197,118

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2008 was as follows:

Special Tax/Assessment District	28.0%
Power	13.3
Transportation	11.3
General Obligation	10.2
Water & Sewer	7.9
Lease Backed Certificates of Participation	7.6
Healthcare	5.9
Education	5.1
Tobacco	3.2
Other	2.0
Housing	1.8
Corporate Backed IDB & PCR	1.6
Tobacco Appropriated	1.1
Short-Term Investments	0.1

99.1
Other assets in excess of liabilities	0.9

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	19

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Unaffiliated investments, at value (cost $214,014,145)	$223,365,947
Cash	3,726
Interest receivable	2,529,491
Receivable for Fund shares sold	83,806

Total assets	225,982,970

Liabilities
Accrued expenses	166,349
Dividends payable	168,135
Payable for Fund shares reacquired	122,767
Management fee payable	95,062
Distribution fee payable	53,450
Deferred trustees’ fees	27,388
Due to broker—variation margin	25,174
Transfer agent fee payable	22,521

Total liabilities	680,846

Net Assets	$225,302,124

Net assets were comprised of:
Shares of beneficial interest, at par	$217,345
Paid-in capital in excess of par	214,646,366

214,863,711
Undistributed net investment income	34,315
Accumulated net realized gain on investment and financial futures transactions	855,178
Net unrealized appreciation on investments and financial futures	9,548,920

Net assets, August 31, 2008	$225,302,124

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($190,612,705 ÷ 18,388,574 shares of beneficial interest issued and outstanding)	$10.37
Maximum sales charge (4.00% of offering price)	0.43

Maximum offering price to public	$10.80

Class B
Net asset value, offering price and redemption price per share ($13,282,831 ÷ 1,281,344 shares of beneficial interest issued and outstanding)	$10.37

Class C
Net asset value, offering price and redemption price per share ($12,094,214 ÷ 1,166,710 shares of beneficial interest issued and outstanding)	$10.37

Class Z
Net asset value, offering price and redemption price per share ($9,312,374 ÷ 897,878 shares of beneficial interest issued and outstanding)	$10.37

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	21

Statement of Operations

Year Ended August 31, 2008

Net Investment Income
Income
Unaffiliated interest	$11,482,103

Expenses
Management fee	1,124,083
Distribution fee—Class A	482,531
Distribution fee—Class B	77,063
Distribution fee—Class C	71,752
Custodian’s fees and expenses	66,000
Transfer agent’s fees and expenses (including affiliated expense of $43,100) (Note 3)	56,000
Registration fees	35,000
Reports to shareholders	27,000
Audit fee	27,000
Legal fees and expenses	22,000
Interest expense related to inverse floaters	16,904
Trustees’ fees	16,000
Insurance expense	5,000
Miscellaneous	8,718

Total expenses	2,035,051
Less: Custodian fee credit (Note 1)	(1,075)

Net expenses	2,033,976

Net investment income	9,448,127

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	639,951
Financial futures transactions	318,901

958,852

Net change in unrealized appreciation (depreciation) on:
Investments	(3,390,932)
Financial futures contracts	203,636

(3,187,296)

Net loss on investments	(2,228,444)

Net Increase In Net Assets Resulting From Operations	$7,219,683

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,448,127	$9,518,784
Net realized gain on investment and financial futures transactions	958,852	1,433,642
Net change in unrealized on investments and financial futures	(3,187,296)	(8,563,124)

Net increase in net assets resulting from operations	7,219,683	2,389,302

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(8,573,551)	(7,927,413)
Class B	(644,735)	(826,759)
Class C	(378,234)	(322,917)
Class Z	(321,228)	(253,421)

	(9,917,748)	(9,330,510)

Distributions from net realized gains
Class A	(1,094,036)	(1,202,569)
Class B	(94,528)	(156,158)
Class C	(52,362)	(70,150)
Class Z	(32,343)	(43,159)

	(1,273,269)	(1,472,036)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	26,679,751	14,485,395
Net asset value of shares issued in connection with merger (Note 8)	—	83,534,969
Net asset value of shares issued in reinvestment of dividends and distributions	6,366,686	6,096,910
Cost of shares reacquired	(32,805,170)	(37,489,297)

Net increase in net assets from Series share transactions	241,267	66,627,977

Total increase (decrease)	(3,730,067)	58,214,733

Net Assets
Beginning of year	229,032,191	170,817,458

End of year(a)	$225,302,124	$229,032,191

(a) Includes undistributed net investment income of:	$34,315	$34,314

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	23

Notes to Financial Statements

Dryden California Municipal Fund—California Income Series (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The Fund is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk consistent with the preservation of capital. The Fund will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Options on securities and indices traded on an exchange are valued at their last sales price as of the close of trading on an applicable exchange, or if there was no sale, at the mean between the most recently quoted bit and asked prices on such exchanges. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no

24	Visit our website at www.jennisondryden.com

sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.”

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying

Dryden California Municipal Fund/California Income Series	25

Notes to Financial Statements

continued

security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial future contracts, involve element of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an

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inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dryden California Municipal Fund/California Income Series	27

Notes to Financial Statements

continued

Dividends and Distributions: The Fund declares daily dividends from net investment income and pay monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, it is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with The Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $1 billion

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and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A and Class C shares, respectively for the year ended August 31, 2008.

PIMS has advised the Fund that it received approximately $65,800 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2008. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2008, it received approximately $13,500, $14,400 and $1,300 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement.

Dryden California Municipal Fund/California Income Series	29

Notes to Financial Statements

continued

The purpose of the SCA is to provide as an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2008, the Fund incurred approximately $28,800 in total networking fees, of which approximately $10,300 was paid to First Clearing. The Fund did not pay any amounts to Wachovia during the year ended August 31, 2008. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Fund excluding short-term investments, for the year ended August 31, 2008 were $91,476,501 and $91,387,361, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income, accumulated net realized gain on investment and financial futures transactions and paid-in capital in excess of

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par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and financial futures transactions and paid-in capital in excess of par.

For the year ended August 31, 2008, the adjustments were to increase undistributed net investment income by $469,622, decrease accumulated net realized gain on investment and financial futures transactions by $472,229 and increase paid-in capital in excess of par by $2,607 due to the difference in the treatment of accreting market discount between financial and tax reporting and reclassification for redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2008 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$9,917,748	$—	$1,275,876	$11,193,624

Tax character of distributions paid during the year ended August 31, 2007 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$9,330,510	$239,262	$1,232,774	$10,802,546

As of August 31, 2008, the components of distributable earnings on a tax basis were $229,837 of tax-exempt income (includes a timing difference of $168,135 for dividends payable), and $529,735 of long-term capital gains, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$213,491,587	$13,929,759	$(4,055,399)	$9,874,360

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of accreting market discount.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The

Dryden California Municipal Fund/California Income Series	31

Notes to Financial Statements

continued

Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

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Transactions in shares of beneficial interest for the fiscal years ended August 31, 2008 and 2007 were as follows:

Class A	Shares	Amount
Year ended August 31, 2008:
Shares sold	1,311,526	$13,772,760
Shares issued in reinvestment of dividends and distributions	510,263	5,354,226
Shares reacquired	(2,401,709)	(25,225,218)

Net increase (decrease) in shares outstanding before conversion	(579,920)	(6,098,232)
Shares issued upon conversion from Class B	432,623	4,537,729

Net increase (decrease) in shares outstanding	(147,297)	$(1,560,503)

Year ended August 31, 2007:
Shares sold	950,784	$10,263,385
Shares issued in connection with the merger	6,763,486	73,797,686
Shares issued in reinvestment of dividends and distributions	463,598	5,002,269
Shares reacquired	(2,553,026)	(27,541,589)

Net increase (decrease) in shares outstanding before conversion	5,624,842	61,521,751
Shares issued upon conversion from Class B	435,015	4,741,038

Net increase (decrease) in shares outstanding	6,059,857	$66,262,789

Class B
Year ended August 31, 2008:
Shares sold	198,220	$2,061,908
Shares issued in reinvestment of dividends and distributions	39,905	419,330
Shares reacquired	(352,306)	(3,707,999)

Net increase (decrease) in shares outstanding before conversion	(114,181)	(1,226,761)
Shares reacquired upon conversion into Class A	(432,320)	(4,537,729)

Net increase (decrease) in shares outstanding	(546,501)	$(5,764,490)

Year ended August 31, 2007:
Shares sold	121,547	$1,318,697
Shares issued in connection with the merger	681,358	7,433,510
Shares issued in reinvestment of dividends and distributions	49,522	535,395
Shares reacquired	(532,993)	(5,776,593)

Net increase (decrease) in shares outstanding before conversion	319,434	3,511,009
Shares reacquired upon conversion into Class A	(434,978)	(4,741,038)

Net increase (decrease) in shares outstanding	(115,544)	$(1,230,029)

Dryden California Municipal Fund/California Income Series	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2008:
Shares sold	504,439	$5,261,343
Shares issued in reinvestment of dividends and distributions	27,786	291,449
Shares reacquired	(169,783)	(1,786,383)

Net increase (decrease) in shares outstanding	362,442	$3,766,409

Year ended August 31, 2007:
Shares sold	184,568	$1,993,795
Shares issued in connection with the merger	99,393	1,084,103
Shares issued in reinvestment of dividends and distributions	25,637	277,123
Shares reacquired	(241,919)	(2,619,747)

Net increase (decrease) in shares outstanding	67,679	$735,274

Class Z
Year ended August 31, 2008:
Shares sold	533,408	$5,583,740
Shares issued in reinvestment of dividends and distributions	28,792	301,681
Shares reacquired	(198,103)	(2,085,570)

Net increase (decrease) in shares outstanding	364,097	$3,799,851

Year ended August 31, 2007:
Shares sold	84,562	$909,518
Shares issued in connection with the merger	111,748	1,219,670
Shares issued in reinvestment of dividends and distributions	26,104	282,123
Shares reacquired	(143,975)	(1,551,368)

Net increase (decrease) in shares outstanding	78,439	$859,943

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities”

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(“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 8. Reorganization

On December 15, 2006, Dryden California Municipal Fund/California Income Series, acquired all of the net assets of Dryden California Municipal Fund/California Series, pursuant to a plan of reorganization approved by the California Municipal Fund/California Series shareholders on October 13, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, and Class Z shares for the corresponding classes of Dryden California Municipal Fund/California Series.

Merged Fund		Acquiring Fund
California Series		California Income Series
Class	Shares	Class	Shares	Value
A	6,449,924	A	6,763,486	$73,797,686
B	649,784	B	681,358	7,433,510
C	94,788	C	99,393	1,084,103
Z	106,571	Z	111,748	1,219,670

The aggregate net assets and unrealized appreciation of the Merged fund immediately before the acquisition were:

Merged Fund	Total Net Assets	Net Unrealized Appreciation
California Series	$83,534,969	$7,049,746

The aggregate net assets of Dryden California Municipal Fund/California Income Series immediately before the acquisition was $166,193,812.

Dryden California Municipal Fund/California Income Series	35

Financial Highlights

	Class A
	Year Ended
	August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55

Income (loss) from investment operations:
Net investment income	.45
Net realized and unrealized gain (loss) on investments and financial futures	(.10)

Total from investment operations	.35

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Distributions from net realized gains	(.06)

Total dividends and distributions	(.53)

Net asset value, end of year	$10.37

Total Return(a):	3.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$190,613
Average net assets (000)	$192,969
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87	%(c)
Expenses, excluding distribution and service (12b-1) fees	.62	%(c)
Net investment income	4.23%
For class A, B, C, and Z shares:
Portfolio turnover rate for Class A, Class B, Class C and Class Z shares	41%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .87% and .89% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

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Class A
Year Ended August 31,

2007		2006	2005	2004

$10.94		$11.14	$10.95	$10.86

.47		.48	.46	.45
(.30)		(.14)	.19	.25

.17		.34	.65	.70

(.46)		(.47)	(.46)	(.45)
(.10)		(.07)	—	(.16)

(.56)		(.54)	(.46)	(.61)

$10.55		$10.94	$11.14	$10.95

1.55%		3.18%	6.02%	6.55%

$195,617		$136,509	$141,564	$143,120
$183,767		$140,306	$141,287	$151,980

.92	%(c)	.94%	.93%	.92%
.67	%(c)	.69%	.68%	.67%
4.40%		4.33%	4.15%	4.12%

43%		40%	11%	38%

Dryden California Municipal Fund/California Income Series	37

Financial Highlights

continued

	Class B
	Year Ended
	August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investments and financial futures	(.10)

Total from investment operations	.32

Less Dividends and Distributions:
Dividends from net investment income	(.44)
Distributions from net realized gains	(.06)

Total dividends and distributions	(.50)

Net asset value, end of year	$10.37

Total Return(a):	3.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,283
Average net assets (000)	$15,408
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12	%(b)
Expenses, excluding distribution and service (12b-1) fees	.62	%(b)
Net investment income	3.98%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.12% and 1.14% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2007		2006	2005	2004

$10.94		$11.14	$10.95	$10.86

.45		.45	.43	.42
(.30)		(.14)	.19	.25

.15		.31	.62	.67

(.44)		(.44)	(.43)	(.42)
(.10)		(.07)	—	(.16)

(.54)		(.51)	(.43)	(.58)

$10.55		$10.94	$11.14	$10.95

1.29%		2.92%	5.76%	6.29%

$19,291		$21,264	$35,061	$47,536
$20,405		$25,830	$40,894	$53,143

1.17	%(b)	1.19%	1.18%	1.17%
.67	%(b)	.69%	.68%	.67%
4.13%		4.08%	3.90%	3.87%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	39

Financial Highlights

continued

	Class C
	Year Ended
	August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55

Income (loss) from investment operations:
Net investment income	.40
Net realized and unrealized gain (loss) on investments and financial futures	(.10)

Total from investment operations	.30

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Distributions from net realized gains	(.06)

Total dividends and distributions	(.48)

Net asset value, end of year	$10.37

Total Return(a):	2.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,094
Average net assets (000)	$9,567
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.37	%(c)
Expenses, excluding distribution and service (12b-1) fees	.62	%(c)
Net investment income	3.74%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.37% and 1.39% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2007		2006	2005	2004

$10.94		$11.14	$10.95	$10.86

.42		.42	.40	.40
(.30)		(.14)	.19	.25

.12		.28	.59	.65

(.41)		(.41)	(.40)	(.40)
(.10)		(.07)	—	(.16)

(.51)		(.48)	(.40)	(.56)

$10.55		$10.94	$11.14	$10.95

1.04%		2.66%	5.50%	6.03%

$8,488		$8,059	$8,251	$8,986
$8,497		$8,182	$8,726	$9,164

1.42	%(c)	1.44%	1.43%	1.42%
.67	%(c)	.69%	.68%	.67%
3.90%		3.83%	3.66%	3.62%

Dryden California Municipal Fund/California Income Series	41

Financial Highlights

continued

	Class Z
	Year Ended August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.56

Income (loss) from investment operations:
Net investment income	.48
Net realized and unrealized gain (loss) on investments and financial futures	(.11)

Total from investment operations	.37

Less Dividends and Distributions:
Dividends from net investment income	(.50)
Distributions from net realized gains	(.06)

Total dividends and distributions	(.56)

Net asset value, end of year	$10.37

Total Return(a):	3.49%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,312
Average net assets (000)	$6,821
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62	%(b)
Expenses, excluding distribution and service (12b-1) fees	.62	%(b)
Net investment income	4.50%

(a)	Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .62% and .64% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2007		2006	2005	2004

$10.95		$11.14	$10.95	$10.86

.50		.50	.48	.48
(.30)		(.12)	.19	.25

.20		.38	.67	.73

(.49)		(.50)	(.48)	(.48)
(.10)		(.07)	—	(.16)

(.59)		(.57)	(.48)	(.64)

$10.56		$10.95	$11.14	$10.95

1.80%		3.53%	6.29%	6.82%

$5,636		$4,985	$4,737	$5,604
$5,566		$4,925	$5,101	$6,958

.67	%(b)	.69%	.68%	.67%
.67	%(b)	.69%	.68%	.67%
4.64%		4.58%	4.39%	4.36%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	43

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Income Series:

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Income Series (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

44	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2008) as to the federal income tax status of dividends paid during such fiscal year. We are advising you that during its fiscal year ended August 31, 2008, dividends paid from net investment income of $.466 per Class A share, $.440 per Class B share, $.416 per Class C share and $.495 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Fund paid long-term capital gain distributions of $.060 per Class A, B, C and Z shares, which are taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the distributions received by you in calendar 2008.

Dryden California Municipal Fund/California Income Series	45

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden California Municipal Fund/California Income Series

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year in which each individual joined the Fund's Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003, Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden California Municipal Fund/California Income Series

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1998; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1996; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

(a)	Excludes interested Board Members who also serve as President or Vice President.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden California Municipal Fund oversees the management of the California Income Series (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Dryden California Municipal Fund, and between PI and PIM, which serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of California Income Series

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) was in the first quartile for the one-, three- and ten-year periods, and was in the

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second quartile for the five-year period. The Board also noted that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that the Fund’s net total expenses ranked in the fourth quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund’s performance, expenses of service providers and such other aspects that the Directors deemed important in the exercise of their business judgment. The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years
Class A	–0.82%	3.26%	3.78%
Class B	–1.86	3.68	3.94
Class C	1.84	3.59	3.68
Class Z	3.49	4.37	4.46

Average Annual Total Returns (Without Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years
Class A	3.31%	4.11%	4.20%
Class B	3.06	3.85	3.94
Class C	2.82	3.59	3.68
Class Z	3.49	4.37	4.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses apply to: Class A, 0.87%; Class B, 1.12%; Class C, 1.37%; Class Z, 0.62%, after contractual reduction through 12/31/2009.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1998) and the account values at the end of the current fiscal year (August 31, 2008), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden California Municipal Fund/California Income Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Income Series, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Income Series
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	262433105	262433204	262433303	262433402

MF146E    IFS-A156800    Ed. 10/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2008 and August 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,742 and $27,351, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

During the fiscal year ended August 31, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $6,167 for professional services rendered in connection with work performed related to inverse floating rate securities. Not applicable for the fiscal year ended August 31, 2007.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $340,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden California Municipal Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2008

*	Print the name and title of each signing officer under his or her signature.